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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2001


                               AT HOME CORPORATION
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           (Exact name of the Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



        000-22697                                               77-0408542
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       (Commission                                            (IRS Employer
       File Number)                                         Identification No.)


  450 Broadway Street, Redwood City, CA                          94063
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 (Address of principal executive offices)                      (Zip code)


                                 (650) 556-5000
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)






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ITEM 5:  OTHER EVENTS.

       On September 12, 2001, At Home Corporation ("Excite@Home") sold its BlueMountain.com online greeting cards division to AmericanGreetings.com ("AG.com"), the online subsidiary of American Greetings Corporation. In connection with the transaction, which was structured as a merger of a subsidiary of Excite@Home into a subsidiary of AG.com, AG.com acquired substantially all of the assets and assumed certain liabilities associated with Excite@Home's Bluemountain.com division in exchange for a purchase price of $35 million in cash (of which $1.25 million was paid previously), subject to minor adjustments. The purchase price was arrived at through extensive negotiations between the parties and an evaluation by Excite@Home of the amounts and terms of competing offers. AG.com has stated that it intends to generate revenue from Bluemountain.com by continuing and expanding the businesses initiated by Excite@Home, including online advertising, paid content, business-to-business marketing services and electronic commerce, in addition to generating new customers for American Greetings Corporation's traditional paper greetings card business.

       Separately, Excite@Home entered into an operating agreement with AG.com under which Excite@Home has agreed to purchase approximately $3 million (paid in full at the time of closing) in advertising on the AG.com and Bluemountain.com web sites to promote the Excite Network for the next three years, and to use Bluemountain.com as its preferred provider of electronic greeting cards for the Excite Network during this period.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
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                  Exhibit No.   Description of Exhibit

                     2.01 Agreement and Plan of Merger, dated September 12, 2001, between Excite@Home and AG.com.

                                       -2-

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 14, 2001                            AT HOME CORPORATION


                                                     By: /s/ DAN BRUSH
                                                        ------------------------
                                                         Dan Brush
                                                         Vice President and
                                                         Acting General Counsel

                                       -3-

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                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
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     2.01     Agreement and Plan of Merger, dated September 12, 2001, between
              Excite@Home and AG.com.